SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 27, 2001


                            THE TESSERACT GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                   1-11111                     41-1581297
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


            4111 E. Ray Road
            Phoenix, Arizona                                        85044
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code (480) 706-2500

                 4515 E. Muirwood Drive, Phoenix, Arizona 85048
         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     SALE OF SUNRISE PRESCHOOLS

     On July 27, 2001, Sunrise Educational Services, Inc. ("Sunrise"), a Delaware corporation and wholly owned subsidiary of The TesseracT Group, Inc., sold certain of its assets to Borg Holdings, Inc., an Arizona corporation ("Borg"). Sunrise made this sale pursuant to the terms of a Purchase and Sale Agreement, dated May 11, 2001, by and between Sunrise and Borg.

     In this transaction, Sunrise sold the majority of its remaining assets including equipment, real property interests, personal property, intellectual property and goodwill related to the operations of the Sunrise preschools. Additionally, Borg assumed certain liabilities connected with the operations of the Sunrise preschools. In consideration for the sale of its assets, Sunrise was to receive approximately $2,800,000 (plus reimbursements as stated in the Purchase and Sale Agreement (as amended)). Pursuant to an order of the United States Bankruptcy Court for the District of Arizona, a copy of which is filed as an exhibit to this report, Sunrise and Borg orally modified the Purchase and Sale Agreement to increase the purchase price of the assets from $2,800,000 to $3,000,000.

     A copy of the Purchase and Sale Agreement and the First Amendment to Purchase and Sale Agreement are filed as exhibits to this report. Reference is made to the Purchase and Sale Agreement (as amended) for a full statement of the terms and conditions of the transaction.

ITEM 5. OTHER EVENTS.

     As previously disclosed, the TesseracT Group, Inc. and Sunrise filed for reorganization under Chapter 11 of the United States Bankruptcy Code on October 6, 2000. The registrant has not prepared audited or other financial statements since the date of filing of its bankruptcy petition. Therefore, the registrant does not include pro forma financial information reflecting the effect of the asset disposition described herein.

     Monthly Operating Reports for June 2001 as filed with the United States Bankruptcy Court for the District of Arizona for The TesseracT Group, Inc. and Sunrise are attached hereto as Exhibits 99.2 and 99.3.

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
ITEM 7. FINANCIAL STATEMENTS; EXHIBITS.

     (b)  Pro Forma Financial Information

          See Item 5 herein.

     (c)  Exhibits

          Exhibit No.
          -----------

          10.1 Purchase and Sale Agreement, dated as of May 11, 2001, by and between Sunrise Educational Services, Inc. and Borg Holdings, Inc.

          10.2 First Amendment to Purchase and Sale Agreement, dated as of June 5, 2001, by and between Sunrise Educational Services, Inc. and Borg Holdings, Inc.

          99.1 Order of the United States Bankruptcy Court for the District of Arizona, dated July 20, 2001.

          99.2 Monthly Operating Report of The TesseracT Group, Inc. for June 2001.

          99.3  Monthly Operating Report of Sunrise for June 2001.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE TESSERACT GROUP, INC.


Dated: August 10, 2001                    By /s/ Douglass E. Snell
                                             -----------------------------------
                                             Douglass E. Snell
                                             Controller

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